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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 16, 2000, except as to Note 12 which is as of July 11, 2000, relating to the financial statements of Repeater Technologies, Inc., which appears in the Registration Statement on Form S-1 (No. 333-31266).



PricewaterhouseCoopers LLP
San Jose, California
September 7, 2000